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                             UBS S&P 500 INDEX FUND

                Supplement to Prospectus dated September 10, 2003


                                                             September 15, 2003

Dear Investor,

     The purpose of this supplement is to advise you that, effective September 30, 2003, the 1.00% maximum front-end sales charge imposed on purchases of Class C shares of the fund will be eliminated and to update the prospectus with respect to involuntary redemptions.

     Therefore, the line item "Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a % of offering price)" for Class C shares in the "Expenses and Fee Tables" section, under the heading "Shareholder Transaction Expenses (fees paid directly from your investment when you buy or sell fund shares)," is revised from "1.00%" to "None".

     In the "Managing Your Fund Account" section under the heading "Class C Shares," the following language is deleted:

         Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

                                                                         Reallowance to Selected
                      Sales Charge as a Percentage of:                   Dealers as Percentage
                Offering Price              Net Amount Invested          of Offering Price
                --------------              -------------------          -----------------
                          1.00%                        1.01%                        1.00%

     In the "Managing Your Fund Account" section under the heading "Class C and Class C-2 Front-end Sales Charge Waivers," the following language is deleted:

          Front-end sales charges will be waived if you buy Class C shares through a Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, and

    o you were the Financial Advisor's client at the competing brokerage firm

    o within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales





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          charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    o you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.



                                                            Item No. ZS-216









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